GEE Group

Employing America since 1893


Solutions
Shift

Investor Presentation

March 2018

NYSE:JOB

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 as amended, including statements regarding the business of the Company and its industry generally, business strategy, anticipated future financial performance and prospects. All statements in this presentation other than those setting forth strictly historical information are forward-looking statements. These statements are based on the Company's estimates, projections, beliefs and assumptions and are not guarantees of future performance. The Company makes no assurances that estimates or projections of revenues, gross profit, gross margin, SG&A, EBITDA, adjusted non-GAAP EBITDA, adjusted non-GAAP operating income or loss, adjusted non-GAAP net earnings or loss, operating income or loss, net income or loss, operating cash flow, and other financial metrics will be achieved. These forward-looking statements are subject to various risks and uncertainties, which may cause actual results to differ materially from the forward-looking statements. Factors that could cause or contribute to such differences include actual demand for our services, our ability to attract and retain qualified recruiters, account managers and staffing consultants, our ability to remain competitive in obtaining and retaining staffing clients, the availability of qualified temporary and permanent placement personnel, our ability to manage growth including making and integrating strategic acquisitions, our ability to access capital to fund operations, working capital, capital expenditures and acquisitions, satisfactory performance of our enterprise-wide information systems and such other risk factors detailed in our periodic filings with the SEC including Form 10-K, Form 10-Q and all other filings. The Company disclaims any obligation to update these forward-looking statements except as required by law.

Non-GAAP Financial Measures

To supplement the Company's consolidated financial statements presented on a GAAP basis, the Company periodically discloses non-GAAP Pro forma adjusted (adj.) EBITDA & adj. EBITDA, non-GAAP Pro forma & adj. Income (Loss) from Operations, non-GAAP Pro forma & adj. Working Capital, non-GAAP Pro forma & adj. Current Ratio, non-GAAP Pro forma & adj. Shareholders' Equity and non-GAAP Pro forma & adj. Debt to Equity Ratio because management uses these supplemental non-GAAP financial measures to evaluate performance period over period, to analyze the underlying trends in its business, to establish operational goals, to provide additional measures of operating performance, including using the information for internal planning relating to the Company's ability to meet debt service, make capital expenditures and provide working capital needs. In addition, the Company believes investors already use these non-GAAP measures to monitor the Company's performance. Pro forma Non-GAAP adj. EBITDA & adj. EBITDA are defined by the Company as Pro-forma net earnings or net earnings or loss before interest, taxes, depreciation and amortization (EBITDA) adjusted for the non-cash changes in derivative liability, acquisition, merger & integration costs plus non-cash stock-based compensation. EBITDA, Pro forma & adj. EBITDA, non-GAAP Pro forma & adj. Income (Loss) from Operations, non-GAAP Pro forma & adj. Working Capital, non-GAAP Pro forma & adj. Current Ratio, non-GAAP Pro forma & adj. Shareholders' Equity and non-GAAP Pro forma & adj. Debt to Equity Ratio are not terms defined by GAAP and the Company's measure of those non-GAAP measures and metrics might not be comparable to similarly titled measures and metrics used by other companies. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position or cash flow that either excludes or includes amounts that are not normally included in the most directly comparable measure calculated and presented in accordance with GAAP. The non-GAAP measures discussed above should be considered in addition to, and not as a substitute for, or superior to net income or net loss as reported for GAAP on the Consolidated Statements of Income, cash and cash flows as reported for GAAP on the Consolidated Statement of Cash Flows or other GAAP measures of financial performance as reflected on the Forms 10-Q & 10K filed for the respective periods. Reconciliation of all non-GAAP Measures are set forth in supplemental schedules to this presentation.

GEE Group Overview

- Geographic presence in over 34 markets providing staffing solutions
- Leading provider of specialty staffing services including Information Technology, Engineering, Healthcare, Accounting and Finance and Commercial fields
- Company was initially founded in 1893 and went public in 1967
- Company's growth fueled internally and via acquisitions
- Recent stock price (NYSE:JOB) $2.65; ~9.9 million shares o/s, ~pro forma 15.8 million shares o/s; ~ $26 million mkt cap, ~pro forma $42 million mkt cap

GEE Key Differentiators

- ✓ Management team with a proven track record of building billion-dollar staffing business
- ✓ Public company with access to equity and debt capital markets
- ✓ Leading provider of staffing services across attractive verticals
- ✓ Building highly-scalable platform
- ✓ Organic and acquisition growth
- ✓ Long-term associations with Fortune 500 caliber clients

GEE Group Overview

GEE Group

Business Highlights

- Experienced management team
- Diversified portfolio across 8 different brands
- Brand portfolio heavily weighted towards higher growth, higher margin professional staffing verticals

Staffing Services Revenue Breakdown ($MM)



$25 MM
19%
Commercial
$110 MM
81%
Professional
Staffing

$135 MM

Data from Fiscal Year End 9/30/17 (Form 10K)

Brands

Professional

Brand	Services
ACCESS DATA	• IT Staffing Solutions
AGILE	• IT Staffing Solutions
ashley ellis	• IT Staffing Solutions
General Employment	• IT Staffing Solutions • Engineering • Accounting & Finance
PALADIN	• IT Staffing Solutions • Accounting & Finance • Engineering
OMNIONE	• Engineering
SCRIBE SOLUTIONS	• Health Care / EMR
SNI COMPANIES	• IT, Accounting & Finance, Legal

Commercial

Brand	Services
TRIAD Personnel	• Commercial Staffing

Best in Class Management with Proven CEO

GEE Group

1994 to 2010: AccuStaff / MPS Group (NYSE:MPS)

- In 1994, Derek Dewan named CEO of AccuStaff / MPS Group and subsequently takes the company public
  - 1994 Revenue: $137 million
- Solidly established as a regional power in the early 1990s and later became global
- Engaged in an aggressive acquisition campaign, transforming company into a national staffing firm rivaling competitors such as Manpower, Robert Half and Randstad
- Market cap reached $3.8 BN in 1998 and sold commercial division to Randstad for $850 million in cash
- Sold (Revenue at $2.2 BN) to Adecco in 2009 for approximately $1.3 BN

2015 and beyond: GEE Group

- ✓ THE preeminent management team in staffing services with unmatched track record
- ✓ Proven track record of integrating complex acquisitions
- ✓ Building a scalable platform in a highly-fragmented market and increasing exposure to attractive professional staffing market
- ✓ Driving enhanced profitability and continued growth
- ✓ Once in a generation consolidation opportunity in a highly fragmented market

Management built one of the largest, most successful staffing platforms prior to joining GEE

Experienced Core Management

Derek Dewan
Chief Executive Officer and Chairman of the Board
Mr. Dewan possesses a wealth of experience in the staffing industry. Prior to GEE Group, Derek Dewan took AccuStaff Incorporated (which became MPS Group, Inc. (NYSE:MPS)) public (in 1994) and grew the company into a multi-billion dollar global staffing and solutions giant. In 2009, he was instrumental in the sale of MPS Group to Adecco Group, the largest staffing company in the world, for $1.3 billion.

George A. Bajalia
President and Director
Mr. Bajalia has extensive experience in the higher-margin professional and specialty services staffing. He previously served as President and Chief Executive Officer of the Prolianz Division of staffing conglomerate MPS Group Inc. (NYSE:MPS), as well as its Chief Operating Officer.

Andrew J. Norstrud
Chief Financial Officer
Mr. Norstrud has significant experience with public companies in the areas of restructuring for profitability and growth, acquisitions, and technology.

Alex Stuckey
Chief Administrative Officer
Mr. Stuckey has significant experience with the strategic planning, operations, management of sales activities, and field support required of a successful staffing firm.

Outside Independent Board Members

William M. Isaac

- *Former Chairman of the Federal Deposit Insurance Corporation (FDIC) 1981 - 1985; Founded regulatory consulting firm The Secura Group, now a part of FTI Consulting, Inc. in which he serves as Senior Managing Director-Global Head of Financial Institutions Corporate Finance*

Dr. Arthur B. Laffer

- *Renowned economist who served in the Reagan Administration, best known for creating the Laffer curve concept; Founder, Chairman & CEO of Laffer Associates, Policy Co-Chairman of the Free Enterprise Fund, and author and contributor as an economic expert*

Peter J. Tanous

- *Founder and Chairman of Lynx Investment Advisory and author of multiple financial and economic investment books; previously was Executive Vice President of Bank Audi (U.S.A.) in NYC and Chairman of Petra Capital Corporation, an international investment bank*

Thomas C. Williams

- *Chief Executive Officer of Innova Insurance Ltd. Mr. Williams, an acting Vice Chairman of Capital Management of Bermuda (previously Travelers of Bermuda)*

U.S. Staffing Industry Overview – $145 BN Industry

GEE Group

- Renewed focus on optimization and outsourcing post-crisis in the C-suite and board room
- Secular shift to temporary labor underway:
  - In the 5 years post recession, U.S. staffing firms created more new jobs than any other industry
  - U.S. staffing industry forecast to add the most jobs of any other industry over the next decade
- **Temp penetration rate at 2.04% which is indicative of the significant potential for future growth and adoption of temp staffing**

Temporary Help Services Jobs (000s), seasonally adjusted


2901.2
2907.4
2912.9
2930.1
2943.3
2956.4
2961.7
2972.2
2992.0
2998.1
2995.2
3021.7
Febuary 2017
March 2017
April 2017
May 2017
June 2017
July 2017
August 2017
September 2017
October 2017
November 2017
December 2017
January 2018
February 2018

Source: SIA

Drivers of Secular Shift to Temp Staffing

SUPPLY

Shift in attitude: Preference of flexible work hours

Necessity: Higher unemployment; part-time work

Pay/benefits: At times, pay is higher than full-time; portability of benefits

Technology: Easier to "port" skills to new employer; MSP & VMS to manage temp labor

GEE Group

DEMAND

Efficiency: Variable cost structure

Just- in- time labor: More companies using mix of permanent and temp

'Made in America' renaissance: Requires higher skilled labor

Economic and regulatory uncertainties: financial liability, healthcare reform

On-Demand Economy and Millennials

- By 2020, 43% of American workers will be active participants in the "on-demand economy", according to an Intuit forecast.

- Millennials, the largest generation represented in the workforce today, are driving this change with a reported 92% wanting to work remotely and 87% wanting to choose their own hours.

- "The gig economy is now estimated to be about 34% of the workforce and expected to be 43% by the year 2020," Intuit CEO Brad Smith



Source: SIA, Intuit

Staffing Firms & On-Demand Economy

- "For employers, the on-demand economy is challenging and acquiring talent is critical and supply is limited...bringing on independent workers is an appealing and cost-effective way to remedy a growing skills gap and continue delivering needed business growth... executive decision makers in the HR space report increasing interest in bringing independent, freelance, or temporary workers into their organizations."

Source: Workday



IT Staffing Market

GEE Group

IT is one of the fastest growing areas of staffing

- Growth in IT staffing is driven by a number of factors including: implementation of new technology, old technical skills becoming obsolete and thus the need for new workers with new technical skills, IT and healthcare becoming connected, immigration reform and other trends pushing for onshore resources in IT
- There is increased demand for senior-level IT and engineering workers due to evolving technologies and a rise in implementations and updates of technologies in corporations and organizations throughout the U.S.

Source: SIA

IT Employment Growth Continues

Information Technology

Over the past 16 years, IT employment has grown at a faster rate than that of overall employment in the US

From 2000 through 2016, total IT employment grew 42.0%



- $30.9 BN 2018 est. market size
- Growth driven by a severe shortage of qualified IT workers
- 4% growth est. in 2018
- Growth Drivers: Cyber Security, Big Data, Data Analytics, Cloud, System Maintenance, New Technologies

Source: SIA

Focused On Growth Sectors

Professional Staffing Services (Est. 2018 Temp. Staffing Mkt. Size)

Source: SIA

Healthcare $17 billion



- Estimated to have robust growth of 6% in 2018, reaching a size of $17 billion
- Cost, ACA & Shortage of Drs., Nurses, Allied, Aging Population



Source: US Bureau of Labor, Staffing Industry Analyst

IT $30.9 billion



- IT employment growth far exceeds US jobs growth
- Est. growth of 4% in 2018

Demand for skilled IT workers in wake of cyber attacks ,HTM, Java, .net, PM

QA, cloud, data analytics, health IT, Big Data, BI

Severe shortage of qualified IT workers

Source: US Bureau of Labor, Staffing Industry Analyst

Engineering $8.1 billion



- US needs est. 250,000 new engineers over next 10 years
- Maturing engineering workforces means new engineers will be aggressively sought



Source: US Bureau of Labor, Kelly Services, SIA

Healthcare Staffing Segments/Opportunities

Estimated growth of 6% in 2018, reaching a size of $17 billion



Allied Staffing (scribes)*
6% growth
Travel Nurses
7% growth
Per Diem Nurses
5% growth
Locum Tenens (Drs.)
4% growth

By 2018, revenue expected to reach $17 billion

*GEE Group has Scribe Solutions brand

Source: SIA

Industrial Staffing Sector Growth

Warehouse Support

- "E" commerce
- Logistics

Just-in-Time Labor

- Advanced Mfg. & Robotics & Automation Support
- Construction Support

- Industrial Staffing Market estimated to reach $33.8 Billion in 2018
- Growth largely due to E-Commerce (Amazon etc. and rise of online shopping)

Source: SIA

Office Locations – National Presence


GEE Group
Administrative Staffing
Banking
Information Technology Staffing
Engineering Staffing
Accounting Staffing
Finance
Trades Staffing
Light Industrial Staffing
Healthcare Staffing
Energy
Access Data
Agile
Ashley Ellis
General Employment
Omni One
Paladin
Triad
SNI
Corporate Offices
Chicago
Buffalo Grove
Downers Grove
Indianapolis
Dublin
Lorain
Columbus
Cleveland
Columbus
Independence
Akron
MA
Andover
Wakefield
Holyoke
NJ
Iselin
Princeton
West Hartford
Philadelphia
Boston
Rockville
Washington, DC
Tysons Corner
Waterboro
Atlanta
Macon
Jacksonville
Gainesville
Orange Park
St. Augustine
Orlando
St. Petersburg/ Tampa
Tallahassee
Pensacola
Austin
Houston
Dallas
Las Colinas
Ft. Worth
Miami
Hollywood
West Palm Beach
Ft. Lauderdale
Minneapolis
SNI Corporate Office
West Des Moines
Phoenix
Denver
Colorado Springs

Growth Strategy

GEE Group

Diverse opportunity set exists today across both organic opportunities and via M&A

Organic Growth Opportunities

- Provide new, innovative & enhanced menu of professional service offerings to customers in existing markets and cross-sell multiple specialties - IT, Finance and Accounting, Engineering, Healthcare and Legal
- Enter fastest growing markets by following customers and through geographic footprint expansion with a complete menu of service offerings
- Create national wholesale division for IT and aggressively pursue MSP & VMS accounts
- Capitalize on commercial opportunities from shortage of blue collar workers , increased regulation, logistics & E-Commerce





Focused on high growth staffing end-markets

Strategic Growth Opportunities

- Strengthen existing service offerings & enhance mkt. share
- Add new recruiting, sales & management talent
- Add complementary high growth services & specialties
- Add new client/business opportunities
- Expand into new geographies and markets

Strategic Acquisition Criteria

- ✓ Well-managed with experienced operators
- ✓ High gross & EBITDA margins
- ✓ Consistent revenue growth
- ✓ Accretive to earnings
- ✓ Limited enterprise risk and extensive due diligence
- ✓ Pricing commensurate with profitability & growth
- ✓ Consideration consists of cash, stock, seller & bank financing

The Consolidation Opportunity

GEE Group

Highly-fragmented market presents massive roll-up potential:


$6.0 BN
Adecco
ALLEGIS
randstad
KELLY
Robert Half
KFORCE
~150
Companies
$200MM
GEE Group
$20 MM
~ 15,000 Companies

Top 150 Companies = ~50% U.S. Market Revenue

All Others = ~50% U.S. Market Revenue

GEE Goal: Exceed $1 Billion in Revenue with Expanded EBITDA Margins

GEE Group Acquisition of SNI Companies and Merger of SNI into GEE: Creates ~$185 million (revenue) Company

GEE Group

SNI COMPANIES®

Grow your business. Grow your career.

- GEE Group ("GEE") acquired SNI Companies ("SNI"), a premier provider of professional staffing and recruitment services, on April 3, 2017, for approximately $86 million for cash, stock, and sub-debt.
- SNI's combined gross margin is in excess of 30%.
- SNI is expected to contribute significant estimated adjusted EBITDA, a non-GAAP financial measure, including anticipated synergies.
- SNI brings additional strong regional leadership.
- SNI expands GEE's menu of specialty staffing services and HR solutions.
- SNI expands GEE's geographic footprint into additional key staffing markets.

SNI Companies Brands Gained Through Recent Acquisition: 34+ SNI Office Locations Nationwide

GEE Group

4 Main Divisions

Staffing Now

Staffing Now specializes in matching higher-end office automation and administrative support professionals on a temporary or full-time basis.

STAFFING NOW®

Accounting Now

Accounting Now offers flexible and focused staffing solutions for clients in need of accounting, finance and tax professionals.

ACCOUNTING NOW®

SNI Technology

SNI Technology offers technical talent and employment opportunities in a wide variety of IT disciplines from helpdesk professionals to the most cutting-edge software architects.

SNI TECHNOLOGY®

SNI Financial

SNI Financial specializes in the direct hire placement of Accounting, Finance, Tax, Banking and Human Resources professionals.

SNI FINANCIAL®

SNI Specialty Divisions GEE Group Gained Through Merger

GEE Group

SNI Certes

SNI Certes provides our clients with high-level accounting and finance professionals, such as CPAs or MBAs.

SNI Banking

SNI Banking serves regional, community banks and credit unions with their talent acquisition needs.

SNI Energy

SNI Energy provides specialists to our clients within the Natural Resources and Energy community.

SNI Hospitality

SNI Hospitality specializes in placing top-notch restaurant management and operations professionals.

SNI CERTES®

SNI BANKING

SNI ENERGY®

SNI HOSPITALITY®

Staffing Services Revenue Mix (Per Form 10K)

9/30/17 Fiscal Year End Staffing Services Revenue $135 MM


$14.7 MM
Direct Hire
$25 MM
Commercial Staffing
$95.3 MM
Professional Contract Staffing
70% Professional Contract Staffing
19% Commercial Staffing
11% Professional Direct Hire

81% Professional Staffing

Gross Margin Profile

FY 9/30/17	Commercial Contract	Professional Contract & Direct Hire
% of Revenues	19%	81%
Combined Gross Margin	16.5%	37.1%
Target Gross Margin Range	11% – 17%	30-40%

* Data derived from 9/30/17 Financial Information from Form 10K

SELECT HISTORICAL & PRO-FORMA & Non-GAAP FINANCIAL HIGHLIGHTS (Forward-Looking Statements)

- GEE 2018 First Quarter (12/31/17 Form 10Q) Revenue of approximately $45.2 million and Non-GAAP Adjusted EBITDA of approximately $3.3 million
- GEE 2017 Year End (9/30/17) Non-GAAP Adjusted EBITDA of approximately $6.4 million
- FY 9/30/18 estimated annualized (based upon Q1) pro-forma projected run-rate range of revenue of approximately $180-185 million
- FY 9/30/18 estimated annualized (based upon Q1) pro-forma projected run-rate range of Non-GAAP adjusted EBITDA of approximately $11-14 million

Note: Certain pro forma financial information included herein is considered forward-looking statements and Non-GAAP Financial Measures. Projections and estimates are not guarantees of future performance. Acquisitions may not occur. See disclaimers at the beginning of this presentation and reconciliation of Non-GAAP to GAAP Financial Information in this presentation. Refer to Form 10Q and Form 10K for the GAAP historical financial information filed with the SEC.

Reconciliation of Non-GAAP Adjusted EBITDA to GAAP Net Income (Loss)

Reconciliation of Non-GAAP Adjusted EBITDA to GAAP Net Income (Loss)

(In thousands)

		FY 9/30/17		Q1 12/31/17
Net income (Net loss), GAAP	$	(2,372)	$	(1,791)
Interest expense, net		5,995		3,294
Taxes (Benefit)		(6,018)		(28)
Depreciation and amortization		3,953		1,493
Non-GAAP EBITDA		1,558		2,968
Stock compensation & stock option expenses		902		293
Acquisition, integration & restructuring		2,925		40
(Gain) or loss on change in derivative liability & loss on debt ext.		994		-
(Gain) or loss on asset disposal		-		3
Non-GAAP adjusted EBITDA	$	6,379	$	3,304

Note: See disclaimers at the beginning of this presentation.

GEE Group Investment Merits

Staffing is a Terrific Market

- $145 billion domestic industry with strong growth potential
- Secular changes in the U.S. economy requiring "on-demand labor" have led to very favorable trends in the staffing industry
- Staffing continues to be a highly fragmented market that is ripe for consolidation by GEE Group

Experienced Management Team

- Management has run a multi-billion dollar staffing business
- Completed over 100 staffing acquisitions
- Orchestrated a very successful exit with positive outcome for shareholders

GEE Re-energized

- Strengthened management, operations team and board
- Fortified balance sheet to support growth
- Rationalized expenses & reduced SG&A
- Organic growth and strategic acquisitions

GEE Group... AccuStaff/MPS Group Reborn ; Another Opportunity to Invest in the Next Great Staffing Business

Questions?

GEE Group

NYSE: JOB